SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                           FORM 8-K/A

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT: February 22, 2001
       (Date of earliest event reported)  February 8, 2001


                DOBSON COMMUNICATIONS CORPORATION
     (Exact name of registrant as specified in its charter)


          OKLAHOMA                   333-23769            73-1513309
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)


            13439 North Broadway Extension, Suite 200
                    Oklahoma City, Oklahoma                 73114
            (Address of principal executive offices)      (Zip Code)


                         (405) 529-8500
      (Registrant's telephone number, including area code)

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            Information To Be Included in the Report

Item 2.

          On February 8, 2000 the registrant issued 200,000 shares of its Series AA Preferred Stock, par value $1.00 per share ("Series AA Preferred Stock") to AT&T Wireless Services, Inc. ("AWS") for aggregate cash proceeds of $200 million dollars. The shares of Series AA Preferred Stock were issued pursuant to a certain Stock Purchase Agreement dated as of November 6, 2000, as amended on February 8, 2001. Each share of Series AA Preferred Stock is entitled to cumulative annual dividends of 5.96% on the liquidation preference of $1,000 per share, subject to certain adjustments. Dividends will accrue but not be payable until the fifth anniversary of the issuance of the Series AA Preferred Stock. Thereafter, dividends may be paid, at the registrant's option, either in cash or in shares of the registrant's Class A common stock.

          Each share of the registrant's Series AA Preferred Stock must be redeemed on the tenth anniversary after its issuance at its liquidation preference plus accrued and unpaid dividends, and must be redeemed upon a Change of Control (as defined) of the registrant at 101% of its liquidation preference plus accrued and unpaid dividends.

          Shares of the registrant's Series AA Preferred Stock are not entitled to vote, except with respect to matters which may adversely effect the rights and preferences of the Series AA
Preferred Stock.

          Each share of Series AA Preferred Stock is mandatorily exchangeable for one share of the registrant's Series A Convertible Preferred Stock, par value $1.00 per share ("Series A Convertible Preferred Stock") at such time as AWS is not prohibited from beneficially owning additional shares of the registrant's Class A common stock under the rules and regulations of the Federal Communications Commission.

          When issued, each share of the registrant's Series A Convertible Preferred Stock will be convertible into a number of shares of the registrant's Class A common stock determined by dividing the liquidation preference of a share of Series A Convertible Preferred Stock (initially, $1,000) by the Conversion Price (as defined) from time to time in effect. The Conversion Price is $25.35 per share, subject to certain adjustments to prevent dilution.

          Each share of Series A Convertible Preferred Stock will be entitled to cumulative annual dividends of 5.96% on the liquidation preference of $1,000 per share, subject to certain adjustments. Dividends will accrue but not be payable until the fifth anniversary of the issuance of the Series A Convertible Preferred Stock. Thereafter, dividends may be paid, at the registrant's option, either in cash or in shares of the registrant's Class A common stock.

          Each share of Series A Convertible Preferred Stock will be required to be redeemed on the twelfth anniversary after its issuance at its liquidation preference plus accrued and unpaid dividends and must be redeemed upon a Change of Control (as defined) of the registrant at 101% of its liquidation preference plus accrued and unpaid dividends.

          Each share of Series A Convertible Preferred Stock will be entitled to vote, and the number of votes per share will be equal to the number of shares of the registrant's Class A Common stock then issuable upon conversion of the Series A Convertible Preferred Stock. The holders of Series A Convertible Preferred Stock will vote together with the holders of the outstanding shares of the registrant's Common stock, voting together as one class on all matters.

          At February 8, 2001, the registrant's had outstanding 28,262,399 shares of Class A Common Stock; 65,311,716 shares of Class B Common Stock, each of which is immediately convertible into one share of Class A Common Stock. Each outstanding share of Class A common stock is entitled to one vote per share and each outstanding share of Class B common stock is entitled to ten
votes per share.   In addition, at such date we had outstanding
options to purchase an equivalent of an aggregate of 5,664,723 additional shares of Class A Common Stock. On a fully diluted basis, the registrant had outstanding 99,238,838 shares of Class A Common Stock., of which 4, 508,523, or approximately 4.5% were held by AT&T Wireless Services, Inc. The maximum number of shares of Class A Common Stock that would be issuable upon full conversion of the Series A Preferred Stock which may be issued to AT&T Wireless Services, Inc. would be 7,889,456 shares, which would increase the beneficial ownership by AT&T Wireless Services, Inc. of shares of the registrant's Class A Common to an
aggregate of  12, 398,069 shares.   On  a fully diluted basis,
assuming full exercise of all outstanding options to purchase shares of the registrant's Class A Common Stock and assuming full conversion by ATT Wireless Services, Inc. of shares of the registrant's Series A Convertible Preferred Stock which may be issued to AT&T Wireless Services, Inc., the registrant would have outstanding 107,128,384 shares of Class A Common Stock and the beneficial ownership of the registrant's Class A Common Stock by AT&T Wireless Services would be approximately 11.6%.

Item 5.  Other Events.

          The registrant has amended its Bylaws to provide that its annual meeting of stockholders will be held at a time and place determined by the registrant's Board of Directors on or prior to June 30 of each year.

Item 7.  Financial Statements and Exhibits.

        The following exhibits are filed as a part of this report:

Exhibit  Description
Number

 3(ii) Registrant's Amended and Restated Bylaws including amendments through December 1, 2000*

  4.1 Form of Certificate of Designation of the powers, preferences and relative, optional and other special rights of the registrant's Series AA Preferred Stock.*

  4.2 Form of Certificate of Designation of the powers, preferences and relative, optional and other special rights of the registrant's Series A Convertible
         Preferred Stock*

  10.1   Amendment No. 1 dated as of February 8, 2001 to Stock
         Purchase Agreement between the registrant and AT&T
         Wireless Services, Inc.*

  10.2 Exchange Agreement dated as of February 8, 2001 between the registrant and AT&T Wireless Services, Inc.*

  10.3   PCS Transfer Rights Agreement dated as of February 8,
         2001 between the registrant and AT&T Wireless
         Services, Inc.*

  10.4   Amendment No. 1 dated as of February 8, 2001 to
         Stockholder and Investor Rights Agreement among the registrant, AT&T Wireless Services, Inc. and certain other parties*

  99.1   Press release issued February 9, 2001*

-----------------

* Incorporated herein by reference to the Company's Form 8-K filed and accepted on February 14, 2001.


Item 9.  Regulation FD Disclosure.

          On February 9, 2001 the registrant issued a press release describing the issuance of its Series AA Preferred Stock to AT&T Wireless Services, Inc.

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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DOBSON COMMUNICATIONS CORPORATION

                            RONALD L. RIPLEY
                            Ronald L. Ripley, Vice President

February 22, 2001

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                          Exhibit Index

Exhibit
Number     Description                    Method of Filing
-------    -----------                    ----------------
  3(ii)    Registrant's Amended and       Incorporated herein by
           Restated Bylaws including      reference
           amendments through December
           1, 2000.

   4.1     Form of Certificate of         Incorporated herein by
           Designation of the powers,     reference
           preferences and relative,
           optional and other special
           rights of the registrant's
           Series AA Preferred Stock.

   4.2     Form of Certificate of         Incorporated herein by
           Designation of the powers,     reference
           preferences and relative,
           optional and other special
           rights of the registrant's
           Series A Convertible
           Preferred Stock.

  10.1     Amendment No. 1 dated as of    Incorporated herein by
           February 8, 2001 to Stock      reference
           Purchase Agreement between
           the registrant and AT&T
           Wireless Services, Inc.

  10.2     Exchange Agreement dated as    Incorporated herein by
           of February 8, 2001 between    reference
           the registrant and AT&T
           Wireless Services, Inc.

  10.3     PCS Transfer Rights Agreement  Incorporated herein by
           dated as of February 8, 2001   reference
           between the registrant and
           AT&T Wireless Services, Inc.

  10.4     Amendment No. 1 dated as of    Incorporated herein by
           February 8, 2001 to            reference
           Stockholder and Investor
           Rights Agreement among the
           registrant, AT&T Wireless
           Services, Inc. and certain
           other parties.

  99.1     Press release issued February  Incorporated herein by
           9, 2001                        reference
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